                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

Consent of Independent Auditors

We consent to the incorporation by reference in this Annual Report (Form 10-K) of InterWest Bancorp, Inc. and subsidiaries of our report dated October 30, 1998, included in the 1998 Annual Report to Shareholders of InterWest Bancorp, Inc. and subsidiaries.

We also consent to the incorporation by reference in the following Registration Statements and related Prospectuses of our report dated October 30, 1998, with respect to the consolidated financial statements of InterWest Bancorp, Inc. and subsidiaries incorporated by reference in this Annual Report (Form 10-K) for the year ended September 30, 1998, filed with the Securities and Exchange Commission.


         Registration
Form     Statement No.     Purpose
----     -------------     -------
S-8      33-99742          InterWest Bank 1984 Stock Option Plan
S-8      33-99742          InterWest Bancorp, Inc. 1993 Incentive & Non-
                           Incentive
                           Stock Option Plans for Outside Directors
S-8      333-13191         Central Bancorporation 1992 Employee Stock Option
                           Plan & Central Bancorporation Director Stock Option
                           Plan
S-8      333-24525         InterWest Bancorp, Inc. 1996 Outside Directors
                           Option-for-Fees Plan
S-8      333-65839         Kittitas Valley Bancorp 1996 Director Stock Option
                           Plan & Kittitas Valley Bancorp Employee Stock Option
                           Plan
S-8      333-57679         Pacific Northwest Bank 1988 Stock Option Plan &
                           Pioneer Bancorp, Inc. Amended And Restated Incentive
                           Stock Option Plan
S-8      333-50685         First National Bank Of Port Orchard 1990 Employee &
                           Director Stock Option Plan


Seattle, Washington
December 23, 1998
                                    /s/ Ernst & Young LLP